                                                                   Exhibit 10.10

                              EMPLOYMENT AGREEMENT



        This Agreement is made and entered into effective as of May 15, 2000 by and between Michael Klein (the "Executive") and R2 Technology, Inc., a California corporation (the "Company").

        1.      Duties and Scope of Employment. The Company hereby employs the
                ------------------------------
Executive in the position of President and Chief Executive Officer of the Company. The Executive will, to the best of his ability during this employment, devote his full time and best efforts to the performance, duties and functions of the position of President and Chief Executive Officer of the Company, and in the performance of those duties will comply with the policies of the Company and the direction of the Board of Directors. At the next meeting of the Board of Directors after the commencement of the Executive's employment with the Company, the excutive will be appointed as a member of the Company's Board of Directors, and will serve in that capacity for as long as he remains the President and Chief Executive Officer of the Company.

        2.      Compensation.
                ------------

                (a) The Company agrees to pay the Executive and the Executive agrees to accept as the compensation for his services, a monthly base salary of $20,416.67, less applicable witholding, payable in accordance with the Company's standard payroll policy. The first and last payment by the Company to the Executive shall be prorated, if necessary, to reflect a commencement or termination date other than the first or last working day of a pay period. Additionally, at least annually, the Board of Directors will consider increases in the annual rate of salary in light of the Executive's individual performance and other relevant individual and business factors.

                (b) As additional compensation, the Executive will be eligible to receive a cash bonus based on criteria set by the board of directors annually. For calendar year 2000 the Executive shall be entitled to a cash bonus based on achievement of the revenue and operating income goals set forth on Exhibit A.

                (c) The Company will lend the Executive $75,000 upon his commencement of employment with the Company. This loan will be evidenced by a promissory note payable to the Company which promissory note will bear interest at the minimum rate to avoid imputed interest and be forgiven in its entirety on the earlier of the first anniversary of the commencement of the Executive's employment with the Company or a sale of the Company in which control is transferred provided in either case that the Executive is employed by the Company of that date.

        3.      Equity Compensation.
                -------------------

                (a) The Company will grant the Executive a stock option ("Option") exerciseable for either (a) 5% of the fully diluted capital stock or (b) 4% of the fully diluted capital stock with an opportunity to earn an additional 2% based on the attainment of performance objectives set forth in

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Exhibit A. The Executive shall elect one of these programs within 30 days of the date of this Agreement. The percentages will be calculated as of the date of this Agreement. The exercise price for the option shall be $1.10 per share (the fair market value of the Company's Common Stock). The Option shall vest during the Executive's employment over a 48 month period. 12/48 of the shares subject to the Option shall vest at the end of one year following the commencement date of the Executive's employment with the Company and an additional 1/48 of the shares shall vest at the end of each full month thereafter until all of the shares are excisable, provided in each case that the Executive's employment with the Company has not terminated prior to such date. The vesting on the Option shall accelerate in its entirety upon your involuntary or constructive termination of employment following a sale of the business in which control is transferred as more fully described in the Option.

          (b) The Executive will be entitled to vacation, fringe benefits and reinbursement for reasonable out of pocket expenses in accordance with the Company's standard practice covering executive personnel, as such may be in effect from time to time.

     4.   Proprietary Information Agreement. The Executive shall enter into the
          ---------------------------------
Company's standard proprietary information agreement, a copy of which has been delivered to the Executive.

     5.   Term of Termination.
          -------------------

          (a) The term of this Agreement shall commence on May 15, 2000 and shall continue until terminated by either party in accordance with the provisions of this Section 5.

          (b) This Agreement may be terminated by the Company for justifiable cause (as hereinafter defined) upon 30 days notice without any severance obligation on the part of the Company. For the purpose of this Agreement, the term justifiable cause shall include acts of moral turpitude, the willful habitual neglect of the executives' obligations under this Agreement misuse of corporate funds, or any other act of gross misconduct.

          (c) This Agreement may be terminated by the Company upon 30 days notice without justifiable cause provided that the Company shall pay the Executive an amount equal to the sum of his then current monthly base salary as a severance payment to him for a period of nine months following the date of termination, or until the Executive finds other full time employment, whichever is shorter. The executive's medical benefits shall continue during this severance period. The payment to the Executive of the severance payment described in this Section 5 shall discharge all of the Company's obligations to the Executive.

          (d) This Agreement may be terminated by the Executive at any time upon 30 days written notice, in which case the Company shall have no severance obligations to the Executive.

     6.   Miscellaneous.
          -------------

          (a) This Agreement shall be binding upon the legal representatives distributees, successors and assigns of the parties hereto.

                                      -2-

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                (b)     This Agreement contains the entire agreement of the
parties, and may not be changed or amended except with a writing signed by the party against whom enforcement of such change or amendment is sought.

                (c) This Agreement supercedes all prior written or oral agreements between the Executive and the Company or any officer, director or shareholder of the Company. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by the same party.

                (d) In case one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provisions of this Agreement but such provisions shall be deemed deleted and such deletions shall not effect the validity of other provisions of this Agreement.

                (e) This Agreement shall be governed by and construed according to the laws of the State of California. The parties hereto agree that any dispute or controversy arising out of or relating to or in connection with this Agreement, or the interpretation, validity, construction, performance, breach or termination thereof shall be finally settled by binding arbitration to be held in Santa Clara County, California under the employment dispute resolution rules of the American Arbitration Association as then in effect. The arbitrator may grant in junctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration; and judgement may be entered on the decision of the arbitrator in any court having jurisdiction.

        Executive has read and understands this Section 6(e) which discusses arbitration. Executive understands that by signing this Agreement executive agrees to submit any claims arising out of, relating to or in connection with this Agreement or the interpretation, validity, construction, performance, breach or termination thereof to binding arbitration and that this arbitration clause constitutes a waiver of executive's right to a jury trial and relates to the resolution of all disputes relating to the executive's relationship with the Company.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                              R2 Technology, Inc.

                                              By: /s/ Steve Lazarus
                                                  ------------------------------

                                              Title: DIRECTOR
                                                     ---------------------------



                                              Accepted:


                                              /s/ Michael S. Klein
                                              ----------------------------------

                                              Michael Klein

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                                   EXHIBIT A

                                 Cash Bonus Mix

--------------------------------------------------------------------------------
  Variance      (10)%      Plan       (10)%      (11)%      (20)%      (30)%
  Revenue      $15,816   $17,573     $19,330    $19,500    $21,088    $22,845
--------------------------------------------------------------------------------
    Op
  Income
--------------------------------------------------------------------------------
  ($4,043)       80%        90%        100%       110%       120%       130%
--------------------------------------------------------------------------------
  ($3,234)       90%       100%        110%       120%       130%       140%
--------------------------------------------------------------------------------
  ($2,650)      100%       110%        120%       150%       160%       170%
--------------------------------------------------------------------------------
  ($1,617)      110%       120%        130%       160%       170%       180%
--------------------------------------------------------------------------------
   $    0       120%       130%        140%       170%       180%       190%
--------------------------------------------------------------------------------

                                Equity Bonus Mix

--------------------------------------------------------------------------------
  Variance      (10)%      Plan       (10)%      (11)%      (20)%      (30)%
  Revenue      $15,816   $17,573     $19,330    $19,500    $21,088    $22,845
--------------------------------------------------------------------------------
    Op
  Income
--------------------------------------------------------------------------------
  ($4,043)      4.0%       4.0%        4.5%       5.0%       6.0%       6.0%
--------------------------------------------------------------------------------
  ($3,234)      4.0%       5.0%       5.25%       5.5%       6.0%       6.0%
--------------------------------------------------------------------------------
  ($2,650)      4.0%      5.25%        5.5%       6.0%       6.0%       6.0%
--------------------------------------------------------------------------------
  ($1,617)      4.5%       5.5%        6.0%       6.0%       6.0%       6.0%
--------------------------------------------------------------------------------
   $    0       5.0%       6.0%        6.0%       6.0%       6.0%       6.0%
--------------------------------------------------------------------------------

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